DrugMax



Roth Capital
February 2006

Ed Mercadante
Chairman & CEO

Jim Searson
Chief Financial Officer

pharmacy services for specialty care



NASDAQ: DMAX
Number Shares: 65.8 Million
Market Capitalization: $57.2 Million*

* (2-17-06)

DrugMax



The New DrugMax

-One Model & Vision

Growth Drivers

-Driving More Revenue

Profit Drivers

-Our Pathway to Profitability



The New DrugMax

-One Model & Vision

Growth Drivers

Profit Drivers

Vision

To build the largest network of on-site and clinic pharmacies in the US servicing chronic/acute patients and their physician providers with specialty pharmacy services

FamilyMeds Clinic and Arrow Apothecary Pharmacies	Worksite Employer Sponsored Pharmacies	Valley Medical Supply
Hospital Clinics and Medical Campuses (83 locations)	Fortune 500 Companies with Large Single Site Population of Employees (2 locations)	Small to Mid-size Medical and Healthcare Provider Locations

Location Strategy

Oral & Specialty Pharmaceuticals
HomeCare & Medical Care Specialty Products

Products

Chronically Ill Patients With Acute Needs	Large Employee and Retiree Population	Physicians, Clinics and Other Specialty Providers

Target Customer

DrugMax

	Chain	Independents	Mass Market Supermarkets	Our Pharmacies
Average Sales/ Pharmacy	$4.3 Million	$2.2 Million	$2.7 Million	**$2.9 Million**
% of Pharmacy Sales	68.3%	94.5%	12.6%	**95.0%**
Overall Selling Space/Unit	9,062 sq. ft.	3,087 sq. ft.	43,814 sq. ft.	**1,800 sq. ft.**
Average Generic Utilization	52%	48%	N/A	**56.5%**
Average Rx Price for Overall Industry		**$54.60**		**$59.87**

Source: NACDF industry profile 2005

DrugMax

% : RX Revenue


other - 14%
cardiovascular - 21%
blood - 3%
respiratory - 4%
gastrointestinal - 5%
diabetic - 5%
endocrine - 7%
infectious disease - 10%
pain oncology - 12%
mental health - 19%


% : Rx Utilization
Yrs: Age Group
0-17 Yrs
8.3%
18-34 Yrs
9.7%
35-49 Yrs
22.2%
50-64 Yrs
27.9%
65+ Yrs
32.0%

	Prescription Utilization	Revenue/Prescription	Gross Margin
BRAND	43.5%	$109.00	12.4%
GENERIC	56.5%	$29.00	53.0%
		Average Revenue/Prescription	Overall Gross Margin
		$59.87	**20.9%**

The New DrugMax

-One Model & Vision

Growth Drivers

-Driving More Revenue

Profit Drivers

DrugMax



Building our per unit sales volume

- Core organic sales growth by location
- Deeper assortment of products with higher transactional value
- Specialty Pharmacy and Medical Supplies



Integrated Growth

- Selling products and services directly to doctors
- Pro forma $20 million in 2006

DrugMax


Pharmacy Drop Off
ARROW Express
Prescriptions, Refills, Questions

Technology and automation increase sales

- **Kiosks connect patient to pharmacies**
- **Electronic Rx transmission connects us to the physician**


Eagleview
EMPLOYEE STORE

* Employers are seeking new ways to control drug benefit expenditure and improve employee convenience

Growth through six more Worksite Pharmacies℠ in 2006


Scotts
Le Herron
Wellness Center

Robust pipeline of opportunities


ARROW
PHARMACY
& NUTRITION CENTER
Rx Pick-up

Growing our network of pharmacies
- Fragmented market, over 1,000 location opportunities
- Opening and acquiring pharmacies that fit the model

DrugMax

New Startup Pharmacies	
Investment to open new pharmacy	$300,000 – 500,000
Burn during startup period	$100,000
Number of months to break-even	14 – 18 months
Acquired Pharmacies	
Unit acquisition costs (LTM EBITDA)	4x – 5x EBITDA
EBITDA Contribution	$230,000 / year
Worksite Pharmacies^{SM}	
Investment to open Worksite Pharmacy^{SM}	$350,000
Burn during startup period	$50,000
Number of months to break-even	4 – 7 months

DrugMax

	Acquisition Target Unit	Central Florida Pharmacy
Sales/Unit	**$3.5 million**	**$6.7 million**
Gross Margin	**22.0%**	**19.0%**
Operating Expenses	**14.5%**	**9.2%**
EBITDA	**7.5%**	**8.6%**
Size	**2,000 sq ft**	**1,200 sq ft**

- Average 4-Wall Return on Net Assets (RONA) = 50%
- Incremental corporate costs of $25,000 per unit
- Each new pharmacy contributes at least $230,000 annually to EBITDA
- Positioned to leverage existing infrastructure to 250 units



The New DrugMax

-One Model & Vision

Growth Drivers

-Driving More Revenue

Profit Drivers

-Our Pathway to Profitability


PRESCRIPTIONS
Rx Drop-off
Consultation
DIABETES

Bundle products

- Pharmaceuticals with home care products yields higher gross margins


Utilization of generic drugs yields higher gross margins


Compounded and infusion medications yield higher gross margins


Familymeds
Pharmacy
Rx Pick Up
Rx Drop Off

Maintain SG&A model of current pharmacy footprint and operation

- Average size is 1800 sq. ft. with low occupancy costs


UConn
Health
Partners
ARROW®
PHARMACY
& NUTRITION CENTER

Location/proximity close to physician drives down operating/marketing costs

DrugMax



The New DrugMax

- -Hospital & Medical Pharmacies
- -Worksite Pharmacy℠
- -Specialty Products

Growth Drivers

Profit Drivers

DrugMax



The New DrugMax

- Hospital & Medical Pharmacies
- Worksite Pharmacy℠
- Specialty Products

Growth Drivers

- Product & Services
- Site Expansion

Profit Drivers

DrugMax



The New DrugMax

- -Hospital & Medical Pharmacies
- -Worksite Pharmacy℠
- -Specialty Products

Growth Drivers

- -Product & Services
- -Site Expansion

Profit Drivers

- -High Margin Product
- -Operational Efficiencies